UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
    ------------------------------------------------------------------------

                                    FORM 8-K
                              Amendment Number Two
    ------------------------------------------------------------------------
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 January 3, 2006
             Event Date requiring this Amendment: February 19, 2006
    ------------------------------------------------------------------------

                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
    ------------------------------------------------------------------------

                           FLORIDA 0-28331 84-1047159
      (State of Incorporation or (Commission File Number) (I.R.S. Employer
                        organization) Identification No.)

                               10400 Griffin Road
                                    Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)
                                 (954) 252-3440
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03 UNREGISTERED SALE OF SECURITIES. China Direct Trading Corporation ("CHDT" or "China Direct") issued the following shares of Series B Convertible Preferred Stock, $0.01 par value per share, ("Series B Stock") on February 19, 2006:

Shareholder Name               Number of Shares                  % of Issued and
                               of Series B Stock                   outstanding
                                                                 Series B Stock

Howard Ullman
Chief Executive Officer &
President of CHDT                   387,000                            59%

Jeffrey Postal
Director of CHDT                    250,000                            38%

Lorenzo Lamadrid
Director of CHDT                     15,000                             2%

Laurie Holtz
Director of CHDT                      5,000                         less than 1%

TOTAL:                              657,000                           100%

The above shares of Series B Stock were issued to the above-named persons in return for their loan of $647,000 to CHDT, which money was used in the acquisition of a 51% equity interest in Complete Power Solutions, LLC, a Florida limited liability company engaged in the business of distribution of power generators made by other companies, ("CPS").

ITEM 5.03 AMENDMENT OF THE ARTICLES OF INCORPORATION, On January 22, 2006, the CHDT Board of Directors adopted and approved the Certificate of Designations of the Preferences, Limitations and Relative Rights of the Series B Convertible Preferred Stock, $0.10 par value per share, of CHDT. This series of serial preferred stock was adopted and approved in connection with and in furtherance of the transaction by which the above-named Series B Stock holders loaned $647,000 dollars to CHDT for the purchase of a 51% equity interest in CPS.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibit is filed with this Report:

3(i)     Certificate  of  Designations  of  the  Preferences,   Limitations  and
         Relative Rights of the Series B Convertible Preferred Stock, $0.10 par value per share, of China Direct Trading Corporation.


EXHIBIT NUMBER                      DESCRIPTION

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CHINA DIRECT TRADING CORPORATION

                        Date: February 26, 2006

                        By: /s/ Howard Ullman_______________________
                        Howard Ullman, Chief Executive Officer,
                        President and Chairman